UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________________

FORM 8-K

______________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): December 1, 2021

MOSYS, INC.

(Exact Name of Registrant as Specified in Charter)

000-32929

(Commission File Number)

Delaware	77-0291941
(State or Other Jurisdiction of Incorporation)	(I.R.S. Employer Identification Number)

2309 Bering Dr.

San Jose, California 95131

(Address of principal executive offices, with zip code)

(408) 418-7500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	MOSY	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On December 1, 2021, MoSys, Inc. (the “Company” or “MoSys”) held its previously adjourned Special Meeting of Stockholders (“Special Meeting”). The Special Meeting was held virtually to vote on four proposals, each of which is described in more detail in the definitive proxy statement filed with the U.S. Securities and Exchange Commission on October 18, 2021 (as supplemented, the “Proxy Statement”). Only stockholders of record as of the close of business on October 14, 2021 (the “Record Date”) were entitled to vote at the Special Meeting. As of the Record Date, 8,685,635 shares of the Company’s common stock (“Common Stock”) were issued, outstanding and entitled to vote, of which 3,703,972 shares were represented, in person or by proxy, and constituted a quorum for purposes of the Special Meeting. The results of the stockholder vote on each proposal brought before the meeting were as follows:

(a) Proposal 1. The approval of the issuance of up to 15,000,000 shares of Common Stock prior to effecting any reverse split of the Common Stock, in connection with a proposed arrangement (the “Arrangement”) with Peraso Technologies Inc. (“Peraso”), pursuant to which MoSys will acquire Peraso, in accordance with the requirements of the Nasdaq Stock Market LLC together with the approval of the entirety of transactions contemplated by the Arrangement including the change of control, was approved based upon the following votes:

			Broker
Votes For	Votes Against	Abstentions	Non-Votes
1,776,100	103,851	20,100	1,803,921

(b) Proposal 2. The adoption of an amendment to the Restated Certificate of Incorporation, as amended, of MoSys to implement a reverse stock split of the issued and outstanding shares of Common Stock by a ratio of up to 1-for-3, with the exact ratio of the reverse stock split to be determined by the MoSys board of directors, was not approved based upon the following votes:

			Broker
Votes For	Votes Against	Abstentions	Non-Votes
3,099,873	569,227	34,872	-

(c) Proposal 3. The approval of an amendment and restatement to the MoSys 2019 Stock Incentive Plan, as more fully described in the Proxy Statement, was approved based upon the following votes:

			Broker
Votes For	Votes Against	Abstentions	Non-Votes
1,497,559	376,924	25,568	1,803,921

(d) Proposal 4. The approval of a postponement or adjournment of the Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of the proposals set forth above or in the absence of quorum, was approved based upon the following votes:

			Broker
Votes For	Votes Against	Abstentions	Non-Votes
3,240,736	436,223	27,013	-

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOSYS, INC.

Date: December 2, 2021	By:	/s/ James W. Sullivan
James W. Sullivan
Vice President of Finance and Chief Financial Officer